STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                              CYBEREXCELLENCE, INC.

                                       AND

                       MONTY LEBLANC, F. BRITON MCCONKIE,
                      STEPHEN R. FEY, AND PETER KRISTENSEN

                                       AND

                               FUNNEL CLOUD, INC.








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                           STOCK ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT (hereinafter "Agreement") dated February 5, 2003, by, between and among Cyberexcellence, inc., a Nevada Corporation ("Cyber"); Funnel Cloud, Inc., a Nevada Corporation ("Funnel); and Monty LeBlanc, F. Briton McConkie, Stephen R. Fey, and Peter Kristensen, ("Shareholders").

         WHEREAS, Cyber desires to acquire through the issue of its common stock one hundred percent (100%) of the issued and outstanding shares of Funnel; and

         WHEREAS, Shareholders desire to sell to Cyber one hundred percent (100%) of the issued and outstanding shares of Funnel on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholders hereby agree to sell, transfer, assign, and convey to Cyber, and Cyber hereby agrees to purchase and acquire from Shareholders, one hundred percent (100%) of the issued and outstanding shares of Funnel, (hereinafter referred to as the "Funnel Shares"). Cyber hereby agrees to sell, transfer, assign, and convey to Shareholders, and Shareholders hereby agree to purchase and acquire from Cyber, eleven million five hundred seventy one thousand three hundred forty (85%) of the issued and outstanding common shares of Cyber (hereinafter referred to as the "Cyber Shares").

II Purchase Price of the Funnel and Cyber Shares. The aggregate purchase price to be paid to Cyber by Shareholders for the delivery to Shareholders of eleven million five hundred seventy one thousand three hundred forty (85%) of the issued and outstanding shares of the common stock of Cyber shall be one hundred percent (100%) of the issued and outstanding shares of Funnel.

III Warranties and Representations of Funnel and Shareholders. In order to induce Cyber, to enter into the Agreement and to complete the transaction contemplated hereby, Funnel and Shareholders individually and jointly warrant and represent to Cyber that:

         A Organization and Standing. Funnel, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of

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              Nevada,  is qualified to do business as a foreign  corporation  in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business No changes to Funnel's Certificate of Incorporation, amendments thereto and By laws of Funnel will be made before the Closing.

         B Shareholder Approval. Funnel shall have received any and all necessary and required approval of its shareholders for the transaction set forth herein as required by statute or regulation by any state or other jurisdiction that has authority over the affairs of Funnel. All votes of shareholders are hereby certified to be in compliance with those statutes and requirements, including any requirement regarding the number of votes and the percentage of approval required in such a shareholder vote.

         C Taxes. Funnel has filed all federal, state, and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on Funnel.

         D Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Funnel threatened, against or affecting Funnel, except as disclosed in writing to Cyber. Funnel is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the Securities Act of 1933 (the '33 Act), the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

         E Governmental Regulation. Funnel holds no licenses or registrations from any federal, state or jurisdiction. Which are necessary to permit the Corporation to conduct its current business. No approval of any trade or professional association or agency of government is required for any of the transactions effected by this Agreement.

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         F    Ownership of Assets.  Shareholders have a good,  marketable title, without any liens or encumbrances of any nature whatever, to the Funnel Shares to be transferred to Cyber.

         G Corporate Records. All of Funnel's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of Funnel are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

         H No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Cyber, in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         I Validity of the Agreement. All corporate and other proceedings required to be taken by Funnel in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of Funnel is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by an officer of Funnel, and constitutes the valid and binding obligation of Funnel, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Funnel's Certificate of Incorporation or document of undertaking, oral or written, to which Funnel is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by Funnel can continue to be so conducted after completion of the transaction contemplated hereby.

         J Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein, and made

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              a part hereof,  are legal,  valid,  and  enforceable  by Cyber and
              Funnel according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Cyber will have acquired title in and to the Funnel Shares free and clear of all claims, liens, and encumbrances.

         K    Access to Books and Records.  Cyber has been granted full and free
              access  to  the  books  of  Funnel   during  the  course  of  this
              transaction prior to Closing.

         L Funnel's Financial Statements. Funnel's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "A", accurately describe Funnel's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

         M Duties Subsequent to Closing. Subsequent to the closing of this Agreement, Shareholders or Funnel shall :

                   1. Complete and pay for all necessary audits to allow filing of financial statements required by Form 8-K within sixty (60) days of the date of the acquisition, to allow for the required amendment of Form 8-K within 60 days of its original filing to include required financial statements. The cost of acquiring said financial statements shall be the sole responsibility of Cyber, Funnel or Shareholders; and

                   2. Within sixty days Funnel shall provide audited financial statements complying with the requirements of GAAP (U.S.) for filing with the Cyber Form 8-K.

IV       Warranties   and   Representations   of  Cyber.   In  order  to  induce
         Shareholders to enter into the Agreement and to complete the transaction contemplated hereby, Cyber warrants and represents to Shareholders that:

         A Organization and Standing. Cyber is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, is qualified to do business as a foreign corporation in every other state in

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              which  it  operates  to the  extent  required  by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

         B No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Cyber, or against any of Cyber's officers or directors and arising out of their operation of Cyber, except as set forth in its audited financial statements as attached hereto. Cyber has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

         C Corporate Records. All of Cyber's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

         D No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

         E Validity of the Agreement. All corporate action and proceedings required to be taken by Cyber in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Cyber, and constitutes a valid and binding obligation of Cyber. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Cyber's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Cyber is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

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         F    Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Shareholders will have acquired good, marketable title in and to the Cyber Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

         G    Outstanding  Shares  of  Cyber.  At  closing,   Cyber  shall  have
              2,042,000 issued and outstanding common shares, par value $0.001, par value $0.001.

V Opinion of Counsel. Cyber will provide to Shareholders an opinion of counsel in a form similar to that set forth in Exhibit "B" relating to the current corporate status of Cyber , its ability to legally enter this agreement and the absence of undisclosed claims.

VI Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VII The Common Shares. All of the Cyber Common Shares shall be validly issued, fully-paid and non-assessable shares of Cyber Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Cyber's Articles of Incorporation.

VIII     Conditions Precedent to Closing.

         The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                   o That Cyber and its management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                   o That Cyber and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

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IX       The  obligations of Cyber under the Agreement  shall be and are subject to fulfillment, prior to Closing, at the Closing, or subsequent to the Closing of each of the following conditions:

         A    That  Shareholders's   representations  and  warranties  contained
              herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

         B That Shareholders shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

         C That Shareholders and Cyber jointly and severally indemnify and hold harmless Cyber and its present and former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

         D That Funnels's compliance with state statutory and regulatory requirements are legally sufficient to authorize and carry out the terms of this Agreement.

X Termination. The Agreement may be terminated at any time before or; at Closing, by:

         o    The mutual agreement of the parties;

         o    Any party if:

                   1 Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.


                   2 Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.


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         Upon  termination of the Agreement for any reason,  in accordance  with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

XI Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

XII Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XIII Closing. The closing of the transactions contemplated by the Agreement shall take place on or before 5:00 P.M. on February ___, 2003. The Closing shall occur at the offices of Edward T. Wells, Attorney at Law, located at 5282 South Commerce Drive, Murray, Utah 84107 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XIV Governing Law. The Agreement has been entered into in and shall be governed by and construed in accordance with the laws of the State of Utah.

XV Enforcement of Agreement and Venue. The parties agree that any suit to enforce the provisions of this Agreement shall be brought in the Third Judicial District Court of Salt Lake County, State of Utah, and the parties consent to personal jurisdiction in said court and agree that venue for any suit to enforce the provisions of this Agreement shall be in Salt Lake County, State of Utah.

XVI Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


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Cyberexcellence, Inc.                          Funnel Cloud, Inc.


By: /s/ F. Briton McConkie                  By: /s/ Monty LeBlanc
    -------------------------------------    ----------------------------------
        F. Briton McConkie, its President           Monty LeBlanc, its President



                                                   SHAREHOLDERS

 /s/ Monty LeBlanc                             /s/ F. Briton McConkie
-------------------------------------         ----------------------------------
     Monty LeBlanc                                 F. Briton McConkie



 /s/ Stephen R. Fey                            /s/ Peter Kristensen
--------------------------------------        ----------------------------------
     Stephen R. Fey                                Peter Kristensen






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